SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  December 31, 1996


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


     Maryland              33-83506        94-3211970
  (State or other         (Commission     (IRS Employer
  Jurisdiction of        File Number)     I.D. Number)
  incorporation)

        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                     Address of principal executive offices


       Registrant's Telephone number, including area code: (415) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)


                      This form 8-K contains a total of 28 pages.

                              No Exhibits Required

 Item 5.     Other Events

             On February 5, 1997, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of December 31, 1996, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                            None

             Exhibits:

                                              Page Number in
Exhibit No.  Description                       This Filing

     99      Supplemental Information as            3
             of December 31, 1996







                                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          GLENBOROUGH REALTY TRUST INCORPORATED



Date:   February 5, 1997                  By:    /s/ Andrew Batinovich
                                               -------------------------
                                                 Andrew Batinovich
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Chief Operating Officer
                                                 (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED

                            SUPPLEMENTAL INFORMATION

                                Table of Contents

                                                                           PAGE
Real Estate Portfolio........................................................4
Real Estate Portfolio Controlled by Associated Companies.....................5
Additions and Deletions to Portfolios During Period..........................7
Debt Summary.................................................................9
Corporate Operating Summary.................................................10
Office Portfolio............................................................12
Industrial Portfolio    ....................................................14
Retail Portfolio............................................................16
Hotel Portfolio.............................................................18
Multi-family Portfolio......................................................19
Combined Operating Results..................................................20
Glossary of Terms...........................................................21

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                December 31, 1996
--------------------------------------------------------------------------------
PROPERTY                           LOCATION                    SQ. FEET    %OCC.
--------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Vintage Pointe                  Phoenix              AZ       55,948     83%
   Tradewinds Financial            Phoenix              AZ       17,778     92%
   Warner Village Medical          Fountain Valley      CA       32,272     97%
   Hillcrest Office Plaza          Fullerton            CA       34,623     85%
   Dallidet Center                 San Luis Obispo      CA       23,051     82%
   Bond Street                     Farmington Hills     MI       40,595     95%
   University Club Tower           St. Louis            MO      272,443     94%
   Regency Westpointe              Omaha                NE       36,107    100%
   One Professional Square         Omaha                NE       34,352     88%
   4500 Plaza                      Salt Lake City       UT       69,975     97%
   Globe Building                  Mercer Island        WA       24,779     88%
     Total Office Square Footage/Average % Occupied             641,923     93%

INDUSTRIAL PORTFOLIO
   Hoover Industrial               Mesa                 AZ       57,441    100%
   Benicia Industrial Park         Benicia              CA      156,800    100%
   Rancho Bernardo R & D Center    Rancho Bernardo      CA       52,865     83%
   Navistar International          West Chicago         IL      474,426    100%
   Park 100 - Building 42          Indianapolis         IN       37,200    100%
   Park 100 - Building 46          Indianapolis         IN      102,400    100%
   Case Equipment Corp.            Kansas City          KS      199,750    100%
   Navistar International          Baltimore            MD      274,000    100%
   Case Equipment Corp.            Memphis              TN      205,594    100%
   Pinewood Industrial             Arlington            TX       46,060    100%
   Walnut Creek Business Center    Austin               TX      100,000    100%
   Mercantile I                    Dallas               TX      236,092     95%
   Quaker Industrial               Dallas               TX       42,083    100%
   SeaTac II (1)                   Seattle              WA       41,657    100%
      Total Industrial Square Footage/Average % Occupied      2,026,368     99%

RETAIL PORTFOLIO
   Park Center (1)                 Santa Ana            CA       73,500    100%
   Sonora Plaza                    Sonora               CA      162,126     99%
   Westwood Plaza                  Tampa                FL       85,689     97%
   Shannon Crossing                Atlanta              GA       64,039     96%
   Atlanta Auto Centers (6 Props)  Atlanta Area         GA       54,750     90%
   QuikTrips (10 Properties)       GA, IL, MO, OK                32,000    100%
   Auburn North                    Auburn               WA      158,596     97%
     Total Retail Square Footage/Average % Occupied             630,700     97%

HOTEL PORTFOLIO                                             # of Rooms  YTD OCC.
   Country Suites By Carlson       Tucson               AZ        157       79%
   Country Suites By Carlson       Ontario              CA        120       70%
   Country Suites By Carlson       Arlington            TX        132       68%
   Country Suites By Carlson (1)   Irving               TX         90       75%
   Country Inn By Carlson          San Antonio          TX         64       46%
     Total Hotel Rooms/YTD Occupancy                              563       72%

MULTI-FAMILY PORTFOLIO                                       # of Units   % OCC.
   Summer Breeze                   No. Hollywood        CA        104       94%
   Sahara Gardens                  Las Vegas            NV        312       92%
   Villas de Mission               Las Vegas            NV        226       98%
     Total Multi-Family Units/ Average % Occupied                 642       95%

                                                                      Principal
MORTGAGES RECEIVABLE                                                    Balance
   Grunow Medical Building         Phoenix              AZ        $   2,694,000
   Laurel Cranford                 Arleta               CA              511,000
   Hovpark                         Eatontown            NJ            7,563,000
     Total Mortgages Receivable                                   $  10,768,000

 (1) The Company holds a participating first mortgage interest in the property. In accordance with GAAP, GLB accounts for the property as though it holds fee title.

                     GLENBOROUGH REALTY TRUST INCORPORATED
              PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES (1)
                               December 31, 1996
--------------------------------------------------------------------------------
PROPERTY                            LOCATION              # OF RMS/UNITS  %OCC.
--------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Grunow Medical Building          Phoenix             AZ       47,479     57%
   GSK Corporate Plaza              Phoenix             AZ       31,234     52%
   One West Madison                 Phoenix             AZ       25,000    100%
   Rosemead Springs Business Center El Monte            CA      129,503     11%
   University Tech Center           Pomona              CA      101,177     83%
   Civic Center II                  Rancho Cucamonga    CA       17,857     58%
   Gateway Professional Center      Sacramento          CA       50,556     96%
   Park Plaza                       Sacramento          CA       67,688     74%
   Carnegie Business Center I       San Bernardino      CA       62,605     90%
   Carnegie Business Center II      San Bernardino      CA       50,804     65%
   Lakeside Tower                   San Bernardino      CA      112,814     82%
   One Carnegie Plaza               San Bernardino      CA      102,693     87%
   Two Carnegie Plaza               San Bernardino      CA       68,925     83%
   One Parkside                     San Bernardino      CA       70,069     92%
   One Vanderbilt Way               San Bernardino      CA       73,809     88%
   Two Vanderbilt Way               San Bernardino      CA       69,094     25%
   Santa Fe                         San Bernardino      CA       36,288    100%
   Inland Regional Center           San Bernardino      CA       81,079    100%
   Bristol Medical Center           Santa Ana           CA       52,311     85%
   26th Street Office               Santa Monica        CA       14,573    100%
   Montrose Office Park             Rockville           MD      187,161     81%
   Director's Plaza I               Memphis             TN      131,727     80%
   Poplar Towers                    Memphis             TN      100,901     93%
   Bluemound Commerce Centre        Brookfield          WI       48,113     70%
     Total Office Square Footage/Average % Occupied           1,733,460     76%

INDUSTRIAL PORTFOLIO
   Fifth Street Industrial          Phoenix             AZ      109,699     87%
   Magnolia Industrial              Phoenix             AZ       35,385    100%
   San Sevaine Business Park        Mira Loma           CA      172,057     50%
   Rancon Centre Ontario            Ontario             CA      245,000    100%
   SkyPark Airport Parking          San Bruno           CA      216,780    100%
   Wakefield Engineering Bldg.      Temecula            CA       44,200    100%
   Esplanade                        Tustin              CA      141,700     84%
   Bryant Lake Phase I & II         Eden Prairie        MN       80,057     91%
   Bryant Lake Phase III            Eden Prairie        MN       91,732    100%
   Black Satchel                    Charlotte           NC      228,800     90%
   NorthPark Business Park          Charlotte           NC      319,960     85%
   The Commons at Great Valley      Malvern             PA      200,000    100%
   Totem Valley Business Center     Kirkland            WA      121,645     97%
     Total Industrial Square Footage/Average % Occupied       2,007,015     90%

(1) Operating results and leasing statistics for these properties are not included in the following tables.

                     GLENBOROUGH REALTY TRUST INCORPORATED
              PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES (1)
                               December 31, 1996
--------------------------------------------------------------------------------
PROPERTY                            LOCATION             # OF RMS/UNITS  % OCC.
--------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Baseline Mercado                 Mesa                AZ       22,886     75%
   Mountain View Plaza              Mojave              CA       57,456     79%
   Weist Plaza                      Riverside           CA      145,778     94%
   Holiday Spa Health Club          San Bernardino      CA       25,000    100%
   Outback Steak House              San Bernardino      CA        6,500    100%
   Promo Retail Center              San Bernardino      CA      104,865     98%
   Service Retail Center            San Bernardino      CA       20,780    100%
   Aztec Village Center             San Diego           CA       23,789     38%
   Silver Creek Plaza               San Jose            CA       71,005     79%
   RCC Auto Center                  Temecula            CA       25,761     91%
   Town & Country Center            Arlington Heights   IL      323,591     95%
   Glenlake Plaza                   Indianapolis        IN       93,593     86%
   Heritage Square                  San Antonio         TX       75,528    100%
   San Mar Plaza                    San Marcos          TX       96,206    100%
   Vashon East                      Seattle             WA       53,143    100%
     Total Retail Square Footage/Average % Occupied           1,145,881     91%

HOTEL PORTFOLIO                                                         YTD OCC.
   Country Suites By Carlson        Tempe               AZ          139     83%
   Country Suites By Carlson        Memphis             TN          121     69%
   Condominium Resort Hotel         Galveston           TX          276     77%
   Condominium Resort Hotel         Port Aransas        TX           86     47%
     Total Hotel Rooms/YTD Occupancy                                622     73%

MULTI-FAMILY PORTFOLIO                                                    % OCC.
   Green Meadows                    Davis               CA          120     97%
   Huntington Breakers              Huntington Beach    CA          342     90%
   Villa La Jolla                   La Jolla            CA          385     94%
   La Jolla Canyon Apartments       San Diego           CA          157     97%
   Pacific Bay Club                 San Diego           CA          159     97%
   Shadowridge Woodbend             Vista               CA          240     97%
   Georgetowne Apartments           Omaha               NE          288     95%
   Promontory Point                 Henderson           NV          180     95%
   Lake Mead Estates                Las Vegas           NV          160     86%
     Total Multi-Family Units/Average %Occupied                   2,031     94%

LAND PORTFOLIO                                                           Acres
   Lake Elsinore Square (Retail)          Lake Elsinore        CA        24.79
   Mountain View Plaza (Retail)           Mojave               CA         8.99
   Perris - 4th Avenue (Comm/Retail)      Perris               CA        17.67
   Perris - Ethanac Road (Comm/Retail)    Perris               CA        23.76
   Perris - Nuevo Road (Comm/Retail)      Perris               CA        60.41
   Rancon Center Ontario (Industrial)     Ontario              CA        33.76
   Rancon Center (Office)                 Rancho Cucamonga     CA         1.80
   Rancon Center (Retail)                 Rancho Cucamonga     CA         5.98
   Rancon Commerce Center (Industrial)    Temecula             CA        15.52
   Rancon Towne Village (Retail)          Temecula             CA        11.97
   Tippecanoe (Commercial)                San Bernardino       CA         8.79
   Tri-City Corporate Center (Off/Retail) San Bernardino       CA        70.33
     Total Land Acres                                                   283.77

(1) Operating results and leasing statistics for these properties are not included in the following tables.

                     GLENBOROUGH REALTY TRUST INCORPORATED
              ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                               December 31, 1996
--------------------------------------------------------------------------------
PROPERTY                          LOCATION                 SQ. FEET     DATE
--------------------------------------------------------------------------------
GLENBOROUGH REALTY TRUST INCORPORATED ADDITIONS:
Office Portfolio
  Tradewinds Financial            Phoenix           AZ     17,778      11/19/96
  Vintage Pointe                  Phoenix           AZ     55,948      11/19/96
  Warner Village Medical Center   Fountain Valley   CA     32,272      10/17/96
  Hillcrest Office Plaza          Fullerton         CA     34,623      11/19/96
  Dallidet Center                 San Luis Obispo   CA     23,051      11/19/96
  One Professional Square         Omaha             NE     34,352      10/17/96
  Globe Building                  Mercer Island     WA     24,779      10/17/96
     Total Office Square Footage                          222,803

Industrial Portfolio
  Hoover Industrial               Mesa              AZ     57,441      10/17/96
  Rancho Bernardo R & D Center    Rancho Bernardo   CA     52,865      10/17/96
  Pinewood Industrial             Arlington         TX     46,060      10/17/96
  Walnut Creek Business Center    Austin            TX    100,000      10/17/96
  Mercantile I                    Dallas            TX    236,092      10/17/96
  Quaker Industrial               Dallas            TX     42,083      10/17/96
     Total Industrial Square Footage                      534,541

Retail Portfolio
  Sonora Plaza                    Sonora            CA    162,126      11/19/96
  Auburn North                    Auburn            WA    158,596      10/17/96
     Total Retail Square Footage                          320,722

Multi-Family Portfolio
  Sahara Gardens                  Las Vegas         NV    277,056      10/17/96
  Villas de Mission               Las Vegas         NV    192,370      10/17/96
     Total Multi-Family Sq. Footage                       469,426

CONTROLLED PORTFOLIOS ADDITIONS:

Office Portfolio
  Grunow Medical Building         Phoenix           AZ     47,479      11/19/96
  GSK Corporate Plaza             Phoenix           AZ     31,234      11/19/96
  One West Madison                Phoenix           AZ     25,000      11/19/96
  University Tech Center          Pomona            CA    101,177      11/19/96
  26th Street Office              Santa Monica      CA     14,573      11/19/96
     Total Office Square Footage                          219,463

Industrial Portfolio
  Fifth Street Industrial         Phoenix           AZ    109,699      11/19/96
  Magnolia Industrial             Phoenix           AZ     35,385      11/19/96
  Esplanade                       Tustin            CA    141,700      11/19/96
     Total Industrial Square Footage                      286,784

Retail Portfolio
  Baseline Mercado                Mesa              AZ     22,886      11/19/96
  Weist Plaza                     Riverside         CA    145,778      11/19/96
  Glenlake Plaza                  Indianapolis      IN     93,593      11/19/96
  Heritage Square                 San Antonio       TX     75,528      11/19/96
  Vashon East                     Seattle           WA     53,143      11/19/96
     Total Retail Square Footage                          390,928

Multi-Family Portfolio
  Georgetowne Apartments          Omaha             NE    240,000      11/19/96
     Total Multi-Family Square Footage                    240,000

CONTROLLED PORTFOLIOS DELETIONS:
Industrial Portfolio
  Carroll Vista                   San Diego         CA    107,579         12/96
  28720 Via Montezuma             Temecula          CA     24,402         12/96

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                  DEBT SUMMARY
                            As of December 31, 1996
                                                                                                                   Maturity
                                                                                                                     From
                                                         Debt         Interest     Interest          Maturity      12/31/96
Loan Type                                              Balance          Rate         Type              Date        (Years)
Secured Mortgage Loan                               $  19,744,051       7.57%       Fixed             1/1/06          9.01
     Secured by Eight Properties

Bank Line of Credit                                    21,307,125       7.94%   LIBOR + 2.375%        7/15/98         1.53
     Secured by Twenty-five Properties

Term Loan                                               6,120,000       7.94%   LIBOR + 2.375%        7/15/98         1.53
     10 QuikTrip Retail Properties

Individually Secured Mortgages
Multi-Family Property                                   7,535,553       9.00%         Fixed            8/1/98         1.58
Multi-Family Property                                   2,617,031       7.75%         Fixed            1/1/06         9.01
Multi-Family Property                                   7,331,366       7.50%         Fixed            3/1/21        24.18
Office Property                                         1,701,241       7.87%      11th DIST+3%       8/15/15        18.63
                                                                                  Cap at 17.87%
Office Property                                           955,281       8.00%         Fixed            9/1/05         8.67
Office Property                                         2,106,198       8.18%      Lenders Best       10/1/00         3.75
                                                                                    5-yr. Mort.
Retail Property                                         5,032,743       8.48%         Fixed          11/30/05         8.92
Industrial Property                                     1,440,271       9.25%         Fixed           12/1/00         3.92

Total Debt/Weighted Interest Rate                   $  75,890,860       7.97%                                         7.00

                                                                 Relative Percentage Of     Weighted Average Rate
Debt Type                                                               All Debt
All Debt                                                                100.00%                     7.97%
All Floating Rate Debt                                                   41.16%                     7.95%
Floating Rate Debt Capped                                                 2.24%                     7.87%
Floating Rate Debt Not Capped                                            38.92%                     7.96%
All Fixed Rate Debt                                                      58.84%                     7.98%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                          CORPORATE OPERATING SUMMARY
                            As of December 31, 1996
For the Period:                                                              1995(1)
                                                    1st           2nd          3rd          4th         Year to
                                                  Quarter       Quarter      Quarter       Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
  Net Income before Minority Interest         $ 1,360,000   $ 1,240,000  $ 1,199,000   $   278,000   $ 4,077,000

Plus:
  Depreciation and amortization                   903,000       968,000      954,000       829,000     3,654,000
  Loss Provisions                                      --            --           --       863,000       863,000
  Adjustment to reflect FFO of
     Associated Companies                         191,000       247,000      370,000       236,000     1,044,000
Less:
  Gain on sale of rental property                      --            --           --            --            --
Funds from operations (FFO)                     2,454,000     2,455,000    2,523,000     2,206,000     9,638,000

Plus:
  Amortization of deferred financing fees          43,000        43,000       43,000        44,000       173,000
Less:
  Capital reserve                                 239,000       239,000      239,000       238,000       955,000
  Capital expenditures                                 --            --           --            --            --
  Funds available for distribution (FAD)        2,258,000     2,259,000    2,327,000     2,012,000     8,856,000

For the Period:                                                               1996
                                                    1st           2nd          3rd           4th        Year to
                                                  Quarter       Quarter      Quarter       Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
  Net Income before Minority Interest         $ 1,353,000   $ 1,715,000  $ 1,259,000  $  1,779,000   $ 6,106,000

Plus:
  Depreciation and amortization                   897,000       862,000      934,000     1,882,000     4,575,000
  Loss Provisions                                      --            --           --            --            --
  Adjustment to reflect FFO of
     Associated Companies                         284,000       311,000      251,000       285,000     1,131,000
Less:
  Gain on sale of rental property                      --      (321,000)          --            --      (321,000)
Funds from operations (FFO)                     2,534,000     2,567,000    2,444,000     3,946,000    11,491,000

Plus:
  Amortization of deferred financing fees          36,000        36,000       69,000        52,000       193,000
Less:
  Capital reserve                                 185,000        71,000     (229,000)      (81,000)      (54,000)
  Capital expenditures                             54,000       168,000      477,000       542,000     1,241,000
  Funds available for distribution (FAD)        2,331,000     2,364,000    2,265,000     3,537,000    10,497,000

(1)   Results for 1995 represent pro forma information.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                          CORPORATE OPERATING SUMMARY
                            As of December 31, 1996
For the Period:                                                              1995(1)
                                                    1st           2nd          3rd          4th         Year to
                                                  Quarter       Quarter      Quarter       Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------
EBIDA (including G & A expenses)
  Same property                               $ 2,871,000   $ 2,814,000  $ 2,758,000   $ 2,602,000  $ 11,045,000
  Growth from same period prior year                  N/A           N/A          N/A           N/A           N/A

    Combined Total                              2,956,000     2,900,000    2,846,000     2,660,000    11,362,000
  Growth from same period prior year                  N/A           N/A          N/A           N/A           N/A

Net Operating income - Property Level
  Same Property                                 2,204,280     2,243,755    2,294,683     2,080,795     8,823,513
  Growth from same period prior year                  N/A           N/A          N/A           N/A           N/A

Net Income excluding consolidation
  costs and extraordinary items                 1,267,000     1,156,000    1,103,000       271,000     3,796,000
Net Income (loss) including consolidation
  costs and extraordinary items                 1,267,000     1,156,000    1,103,000       271,000     3,796,000

For the Period:                                                               1996
                                                    1st           2nd          3rd          4th         Year to
                                                  Quarter       Quarter      Quarter       Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------
EBIDA (including G & A expenses)
  Same property                               $ 2,887,000   $ 2,908,000  $ 2,824,000   $ 2,937,000  $ 11,556,000
  Growth from same period prior year                 0.6%          3.3%         2.4%         12.9%          4.6%

    Combined Total                              2,972,000     2,955,000    3,318,000     5,028,000    14,273,000
  Growth from same period prior year                 0.5%          1.9%        16.6%         89.0%         25.6%

Net Operating income - Property Level
  Same Property                                 2,392,287     2,434,227    2,300,301     2,365,754     9,492,273
  Growth from same period prior year                 8.5%          8.5%         0.2%         13.7%          7.6%

Net Income excluding consolidation
  costs and extraordinary items                 1,253,000     1,572,000    1,189,000     1,799,000     5,813,000
Net Income (loss) including consolidation
  costs and extraordinary items                (5,984,000)    1,572,000    1,189,000     1,799,000    (1,610,000)

(1)  Results for 1995 represent pro forma information.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                December 31, 1996
For the Period:                                                               1995(1)
                                                     1st           2nd          3rd           4th        Year to
                                                   Quarter       Quarter      Quarter       Quarter        Date
----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding              5,753,709     5,753,709    5,753,709     5,753,709    5,753,709
Fully converted weighted average shares
  outstanding(2)                                 6,296,042     6,296,042    6,296,042     6,296,042    6,296,042
FFO per share                                         0.39          0.39         0.40          0.35         1.53
FAD per share                                         0.36          0.36         0.37          0.32         1.41
Net Income per share excluding
  Consolidation Costs(3)                              0.22          0.20         0.19          0.05         0.66
Net Income (loss) per share including
  Consolidation Costs(3)                              0.22          0.20         0.19          0.05         0.66

FFO Multiplier (Price/FFO)                             N/A           N/A          N/A           N/A          N/A
Debt Coverage Ratio                                   3.76          3.69         3.62          3.39         3.62
Interest Coverage Ratio                               4.27          4.20         4.11          3.84         4.11

Total Dividends                                  1,888,813     1,888,813    1,888,813     1,888,813    7,555,250
Dividend per share                                    0.30          0.30         0.30          0.30         1.20
Dividend payout ratio (FFO)                          76.9%         76.9%        74.9%         85.7%        78.4%
Dividend payout ratio (FAD)                          83.6%         83.6%        81.2%         94.0%        85.3%

Total notes and mortgages payable                                                                     33,685,232
Total market capitalization(2)
  Increase from same period prior year                                                                       N/A

Debt/Total Market Capitalization Ratio                                                                     26.3%

Shares outstanding (at end of period)                                                                  5,753,709
  Fully converted shares outstanding (at end of period)(2)                                             6,296,042
  Price per share on last trading day of the period                                                          N/A


For the Period:                                                                1996
                                                     1st           2nd          3rd           4th        Year to
                                                   Quarter       Quarter      Quarter       Quarter        Date
----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding              5,753,709     5,761,209    5,778,545     9,513,517    6,632,707
Fully converted weighted average shares
  outstanding(2)                                 6,296,042     6,303,542    6,342,206    10,148,526    7,203,071
FFO per share                                         0.40          0.41         0.39          0.39         1.59
FAD per share                                         0.37          0.38         0.36          0.35         1.46
Net Income per share excluding
  Consolidation Costs(2)                              0.22          0.27         0.21          0.19         0.88
Net Income (loss) per share including
  Consolidation Costs(2)                             (1.04)         0.27         0.17          0.19        (0.24)

FFO Multiplier (Price/FFO)                            8.75          8.61         8.89         11.30        11.08
Debt Coverage Ratio                                   3.85          3.75         2.62          3.34         3.29
Interest Coverage Ratio                               4.33          4.46         3.14          3.82         3.84

Total Dividends                                  1,888,813     1,906,313    3,084,249     3,297,815   10,177,190
Dividend per share                                    0.30          0.30         0.30          0.32         1.22
Dividend payout ratio (FFO)                          75.0%         73.2%        76.9%         82.1%        76.7%
Dividend payout ratio (FAD)                          81.1%         78.9%        84.0%         91.8%        83.8%

Total notes and mortgages payable               33,616,327    32,730,344   58,544,496    75,890,860   75,890,860
Total market capitalization(2)                 121,760,915   121,873,812  147,073,129   257,528,346  257,528,346
  Increase from same period prior year                 N/A           N/A          N/A           N/A          N/A

Debt/Total Market Capitalization Ratio               27.6%         26.9%       39.8%          29.5%        29.5%

Shares outstanding (at end of period)            5,753,709     5,768,709    5,788,709     9,661,553    9,661,553
  Fully converted shares outstanding
 (at end of period)(3)                           6,296,042     6,311,042    6,380,442    10,305,673   10,305,673
  Price per share on last trading day of
  the period                                        14.000        14.125       13.875        17.625       17.625

(1)  Results for 1995 represent pro forma information.
(2)  Includes minority interest in UPREIT Partnership.
(3)  Net income per share is  computed  independently  for each  quarter and the full year based on the respective weighted average number of common shares outstanding; therefore, the sum of the quarterly net income per share data may not equal the net income per share for the year.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               December 31, 1996
For the Period:                                                               1995
                                                    1st          2nd           3rd          4th         Year to
                                                  Quarter      Quarter       Quarter      Quarter         Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                     $  286,448   $  306,825    $  336,796   $  350,071    $ 1,280,140
   Operating expenses                             133,081      149,959       141,053      175,202        599,295
   NOI                                            153,367      156,866       195,743      174,869        680,845
   Growth from same period prior year                 N/A          N/A           N/A          N/A            N/A

Combined Total
     Revenue                                      286,448      306,825       336,796      350,071      1,280,140

   Operating expenses                             133,081      149,959       141,053      175,202        599,295
   NOI                                            153,367      156,866       195,743      174,869        680,845
   Growth from same period prior year                 N/A          N/A           N/A          N/A            N/A

Capital expenditures                                   --       39,949        33,220        8,800         81,969
Weighted average leaseable square feet            106,076      106,076       106,076      106,076        106,076
Capital expenditures per leaseable sq. ft.             --         0.38          0.31         0.08           0.77

For the Period:                                                               1996
                                                    1st          2nd           3rd          4th         Year to
                                                  Quarter      Quarter       Quarter      Quarter         Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                     $  357,683   $  360,891    $  368,776   $  371,723   $ 1,459,073
   Operating expenses                             163,457      138,638       170,097      147,775       619,967
   NOI                                            194,226      222,253       198,679      223,948       839,106
   Growth from same period prior year               26.6%        41.7%          1.5%        28.1%         23.2%

Combined Total
     Revenue                                      357,683      360,891     1,196,821    1,989,660     3,905,055
   Operating expenses                             163,457      138,638       575,865      818,709     1,696,669
   NOI                                            194,226      222,253       620,956    1,170,951     2,208,386
   Growth from same period prior year               26.6%        41.7%        217.2%(1)    569.6%(2)     224.4%

Capital expenditures                                   --        2,904        41,595       31,820        76,319
Weighted average leaseable square feet            106,076      106,076       338,346      494,798       261,324
Capital expenditures per leaseable sq. ft.             --         0.03          0.12         0.06          0.29

(1)  Reflects acquisition of University Club Tower and The Bond Street Building on July 15 and September 24, 1996.
(2)  Reflects acquisition of Globe, One Professional and Warner Village on October 17, 1996 and Dallidet, Hillcrest,
     Tradewinds and Vintage Pointe on November 19, 1996.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               December 31, 1996
For the Period:                                                               1995
                                                    1st          2nd           3rd          4th         Year to
                                                  Quarter      Quarter       Quarter      Quarter         Date
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Physical occupancy                                  92.3%        98.7%         97.3%        97.3%         97.3%
Economic occupancy                                  87.6%        89.6%         92.0%        92.9%         92.9%
Average base rent per occupied square foot          11.57        11.26         11.65        11.91         11.91
Increase from same period prior year                  N/A          N/A           N/A          N/A           N/A
Revenue per occupied square foot                    11.70        11.91         13.05        13.57         13.57
Increase from same period prior year                  N/A          N/A           N/A          N/A           N/A

For the Period:                                                               1996
                                                    1st           2nd          3rd           4th        Year to
                                                  Quarter       Quarter      Quarter       Quarter        Date
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Physical occupancy                                  98.0%       100.0%         91.4%        92.6%         92.6%
Economic occupancy                                  96.8%        97.3%         89.1%        88.1%         88.1%
Average base rent per occupied square foot          13.07        12.95         13.19        13.61         13.61
Increase from same period prior year                13.0%        15.0%         13.2%(1)     14.3%(2)      14.3%
Revenue per occupied square foot                    13.76        13.61         15.17        15.38         15.38
Increase from same period prior year                17.6%        14.3%         16.2%(1)     13.3%(2)      13.3%

---------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                            1997         1998          1999         2000          2001
---------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring                       2,304,852    2,052,264     1,452,960      966,960     1,093,740
Percent of Total Annual Rent                        25.7%        22.9%         16.2%        10.8%         12.2%
Square Footage Expiring                           143,834      132,455        90,026       57,532        63,800
Percent of Square Footage                           24.2%        22.2%         15.1%         9.7%         10.7%

---------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                            2002         2003          2004         2005      2006 &
                                                                                                     Thereafter
---------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring                          72,060      144,000        68,040      448,584       349,152
Percent of Total Annual Rent                         0.8%         1.6%          0.8%         5.0%          4.0%
Square Footage Expiring                             4,395        8,348         3,544       25,250        66,309
Percent of Square Footage                            0.7%         1.4%          0.6%         4.2%         11.2%

(1)  Reflects acquisition of University Club Tower and The Bond Street Building on July 15 and September 24, 1996.
(2)  Reflects acquisition of Globe, One Professional and Warner Village on October 17, 1996 and Dallidet, Hillcrest,
     Tradewinds and Vintage Pointe on November 19, 1996.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               December 31, 1996
For the Period:                                                               1995
                                                    1st          2nd           3rd          4th         Year to
                                                  Quarter      Quarter       Quarter      Quarter         Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------------
Square footage leased                                  --        5,154         2,858          --         8,012
Rental dollars                                         --       79,887        38,269          --       118,156
Average base rent per square foot                      --        15.50         13.39          --         14.75

Concessions                                            --           --            --          --            --
Concessions per square foot leased                     --           --            --          --            --

Tenant improvements (TI) committed                     --       33,079         1,037          --        34,116
TI committed per square foot leased                    --         6.42          0.36          --          4.26
TI spent                                              128       33,320            39          --        33,487

Capitalized leasing commissions (CLC)
   committed                                           --        4,793         5,218          --        10,011
CLC committed per square foot leased                   --         0.93          1.83          --          1.25
CLC spent                                              --        5,592        10,810          --        16,402

CLC and TI committed per sq. ft. leased                --         7.35          2.19          --          5.51

For the Period:                                                              1996
                                                   1st         2nd            3rd          4th         Year to
                                                 Quarter     Quarter        Quarter      Quarter         Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------------
Square footage leased                                --        1,004          9,173           --        10,177
Rental dollars                                       --       17,042        151,354           --       168,396
Average base rent per square foot                    --        16.97          16.50           --         16.55

Concessions                                          --           --             --           --            --
Concessions per square foot leased                   --           --             --           --            --

Tenant improvements (TI) committed                   --        4,700         86,689           --        91,389
TI committed per square foot leased                  --         4.68           9.45           --          8.98
TI spent                                             --        1,377        167,789      164,520       333,686

Capitalized leasing commissions (CLC)
   committed                                         --        3,111         11,376           --        14,487
CLC committed per square foot leased                 --         3.10           1.24           --          1.42
CLC spent                                            --           --         27,141       37,784        64,925

CLC and TI committed per sq. ft. leased              --         7.78          10.69           --         10.40

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               December 31, 1996
For the Period:                                                               1995
                                                    1st          2nd           3rd          4th         Year to
                                                  Quarter      Quarter       Quarter      Quarter         Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------
Square footage leased                               3,105          --           --         53,349        56,454
Rental dollars                                     37,415          --           --        765,044       802,459
Average base rent                                   12.05          --           --          14.34         14.21
   Percent increase in effective rents from
     renewal                                          N/A         N/A          N/A            N/A         11.6%

Concessions                                            --          --           --          4,647         4,647
Concessions per square foot leased                     --          --           --           0.09          0.08

Tenant improvements (TI) committed                     --          --           --        404,750       404,750
TI committed per square foot leased                    --          --           --           7.59          7.17
TI spent                                               --      12,593           --        260,467       273,060

Capitalized leasing commissions (CLC)
   committed                                           --          --           --             --            --
CLC committed per square foot leased                   --          --           --             --            --
CLC spent                                              --          --           --             --            --

CLC and TI committed per sq. ft. leased                --          --           --           7.59          7.17

For the Period:                                                               1996
                                                    1st        2nd            3rd          4th         Year to
                                                  Quarter    Quarter        Quarter      Quarter         Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------
Square footage leased                              3,348       3,249          9,085       13,847        29,529
Rental dollars                                    45,198      54,397        152,363      213,360       465,317
Average base rent                                  13.50       16.74          16.77        15.41         15.76
   Percent increase in effective rents from
     renewal                                       40.6%       11.9%           2.9%        20.0%         18.9%

Concessions                                           --          --             --           --            --
Concessions per square foot leased                    --          --             --           --            --

Tenant improvements (TI) committed                 4,403      21,079         41,824       13,323        80,629
TI committed per square foot leased                 1.32        6.49           4.60         0.96          2.73
TI spent                                              --       2,751         10,079      194,617       207,447

Capitalized leasing commissions (CLC)
   committed                                          --          --             --        4,951         4,951
CLC committed per square foot leased                  --          --             --         0.36          0.17
CLC spent                                             --          --             --       11,204        11,204

CLC and TI committed per sq. ft. leased             1.32        6.49           4.60         1.32          2.90

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               December 31, 1996
For the Period:                                                                 1995
                                                     1st           2nd          3rd          4th        Year to
                                                   Quarter       Quarter      Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
    Revenue                                    $   880,083   $   879,394  $   878,821  $   900,295   $ 3,538,592
  Operating expenses                               137,525       119,301       97,884      143,590       498,300
  NOI                                              742,558       760,092      780,937      756,705     3,040,292
  Growth from same period prior year                   N/A           N/A           NA          N/A           N/A

Combined Total
    Revenue                                      1,024,641     1,032,671    1,029,510    1,045,911     4,132,733
  Operating expenses                               196,687       186,522      160,019      231,478       774,706
  NOI                                              827,954       846,149      869,491      814,433     3,358,027
  Growth from same period prior year                   N/A           N/A          N/A          N/A           N/A

Capital expenditures                                14,994         3,780      152,715       71,620       232,234
Weighted average leaseable square feet           1,595,827     1,595,827    1,595,827    1,595,827     1,595,827
Capital expenditures per leaseable sq. ft.            0.01          0.00         0.10         0.04          0.15

For the Period:                                                              1996
                                                   1st         2nd            3rd            4th       Year to
                                                 Quarter     Quarter        Quarter        Quarter       Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Same Property
    Revenue                                  $   850,378   $ 875,598      $ 909,590    $   906,737  $ 3,542,303
  Operating expenses                             132,645     103,605        144,775        118,938      499,963
  NOI                                            717,733     771,993        764,815        787,799    3,042,340
  Growth from same period prior year              - 3.3%        1.6%         - 2.1%           4.1%         0.1%

Combined Total
    Revenue                                    1,005,970     979,760        914,904      1,359,367    4,260,001
  Operating expenses                             203,030     160,565        146,544        234,216      744,355
  NOI                                            802,940     819,195        768,360      1,125,151    3,515,646
  Growth from same period prior year              - 3.0%      - 3.2%(1)(2)   -11.6%(1)       38.2%(2)      4.7%

Capital expenditures                                  --          --         19,046         12,109       31,155
Weighted average leaseable square feet         1,589,027   1,491,827      1,491,827      2,030,114    1,602,475
Capital expenditures per leaseable sq. ft.            --          --           0.01           0.01         0.02

(1)  Reflects sales of the All American Self Storage facilities on June 4, 1996.
(2)  Reflects the acquisition of the Hoover, Rancho Bernardo, Walnut Creek, Mercantile I, Quaker and Pinewood
     Industrial Building on October 17, 1996.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               December 31, 1996
For the Period:                                                                 1995
                                                     1st           2nd          3rd          4th        Year to
                                                   Quarter       Quarter      Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
Physical occupancy                                   99.2%         97.2%        99.4%        99.3%         99.3%
Economic occupancy                                   97.9%         97.9%        98.1%        98.2%         98.2%
Average base rent per occupied sq. ft.                2.51          2.51         2.51         2.52          2.52
Increase from same period prior year                   N/A           N/A          N/A          N/A           N/A
Revenue per occupied square foot                      2.59          2.60         2.60         2.64          2.64
Increase from same period prior year                   N/A           N/A          N/A          N/A           N/A

For the Period:                                                              1996
                                                   1st         2nd            3rd            4th       Year to
                                                 Quarter     Quarter        Quarter        Quarter       Date
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Physical occupancy                                 99.5%        100.0%       100.0%          98.9%        98.9%
Economic occupancy                                 96.2%         98.0%        99.8%          98.7%        98.7%
Average base rent per occupied sq. ft.              2.46          2.37         2.37           2.78         2.78
Increase from same period prior year              - 2.1%        - 5.8%(1)    - 5.7%(1)       10.2%(2)     10.2%
Revenue per occupied square foot                    2.55          2.63         2.45           2.90         2.90
Increase from same period prior year              - 1.6%          0.9%(1)    - 5.6%(1)        9.8%(2)      9.8%

----------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                             1997          1998         1999         2000          2001
----------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring                        1,229,352       563,664      535,536      323,796       323,520
Percent of Total Annual Rent                         22.1%         10.1%         9.6%         5.8%          5.8%
Square Footage Expiring                            336,867       130,461      143,265       78,206        59,757
Percent of Square Footage                            16.8%          6.5%         7.1%         3.9%          3.0%


----------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                             2002          2003         2004         2005        2006 &
                                                                                                      Thereafter
----------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring                               --            --    2,594,388           --            --
Percent of Total Annual Rent                            --            --        46.6%           --            --
Square Footage Expiring                                 --            --    1,256,170           --            --
Percent of Square Footage                               --            --        62.7%           --            --

(1)  Reflects sales of the All American Self Storage facilities on June 4, 1996.
(2)  Reflects the acquisition of the Hoover, Rancho Bernardo, Walnut Creek, Mercantile I, Quaker and Pinewood
     Industrial Building on October 17, 1996.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                     1st           2nd          3rd          4th        Year to
                                                   Quarter       Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
---------------------------------------------------------------------------------------------------------------
Square footage leased                                1,200            --           --           --        1,200
Rental dollars                                       6,600            --           --           --        6,600
Average base rent per square foot                     5.50            --           --           --         5.50

Concessions                                             --            --           --           --           --
Concessions per square foot leased                      --            --           --           --           --

Tenant improvements (TI) committed                      --            --           --           --           --
TI committed per square foot leased                     --            --           --           --           --
TI spent                                                --            --          759           --          759

Capitalized leasing commissions (CLC)
  committed                                            792            --           --           --          792
CLC committed per square foot leased                  0.66            --           --           --         0.66
CLC spent                                              396            --           --           --          396
CLC and TI committed per sq. ft. leased               0.66            --           --           --         0.66

For the Period:                                                                 1996
                                                      1st           2nd          3rd          4th        Year to
                                                    Quarter       Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
-----------------------------------------------------------------------------------------------------------------
Square footage leased                                 1,200            --           --           --         1,200
Rental dollars                                        7,800            --           --           --         7,800
Average base rent per square foot                      6.50            --           --           --          6.50

Concessions                                             650            --           --           --           650
Concessions per square foot leased                     0.54            --           --           --          0.54

Tenant improvements (TI) committed                      600            --           --           --           600
TI committed per square foot leased                    0.50            --           --           --          0.50
TI spent                                                 --            --        2,716           --         2,716

Capitalized leasing commissions (CLC)
  committed                                             936            --           --           --           936
CLC committed per square foot leased                   0.78            --           --           --          0.78
CLC spent                                                --         1,649           --          783         2,432
CLC and TI committed per sq. ft. leased                1.28            --           --           --          1.28

                     GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                     1st           2nd          3rd          4th        Year to
                                                   Quarter       Quarter      Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------------------------------------------------------------------------------
Square footage leased                               85,023         2,400       48,400        4,500      140,323
Rental dollars                                     567,001        14,040       44,640       14,040      639,721
Average base rent                                     6.67          5.85         0.92         3.12         4.56
    Percent Increase in effective rates from
      renewal                                          N/A           N/A          N/A          N/A        11.4%

Concessions                                             --            --           --           --           --
Concessions per square foot leased                      --            --           --           --           --

Tenant improvements (TI) committed                     900            --           --       24,000       24,900
TI committed per square foot leased                   0.01            --           --         5.33         0.18
TI spent                                            12,465            --           --           --       12,465

Capitalized leasing commissions (CLC)
  committed                                            540         1,404           --           --        1,944
CLC committed per square foot leased                  0.01          0.59           --           --         0.01
CLC spent                                            1,320         1,969          333        1,404        5,026

CLC and TI committed per sq. ft. leased               0.02          0.59           --         5.33         0.19

For the Period:                                                                 1996
                                                      1st           2nd          3rd          4th        Year to
                                                    Quarter       Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------
Square footage leased                                52,800         3,000       12,000           --       67,800
Rental dollars                                      180,324        20,700       44,640           --      245,664
Average base rent                                      3.42          6.90         3.72           --         3.62
    Percent Increase in effective rates from
      renewal                                          4.5%        - 0.4%         0.0%           --         1.4%

Concessions                                              --         3,350           --           --        3,350
Concessions per square foot leased                       --          0.06           --           --         0.06

Tenant improvements (TI) committed                    2,085         6,000           --           --        8,085
TI committed per square foot leased                    0.04          2.00           --           --         0.12
TI spent                                              6,533         9,286       16,791       22,443       55,053

Capitalized leasing commissions (CLC)
  committed                                           1,833         2,804           --           --        4,637
CLC committed per square foot leased                   0.03          0.93           --           --         0.07
CLC spent                                             1,994         8,019        1,464        2,484       13,961

CLC and TI committed per sq. ft. leased                0.07          2.93           --           --         0.19

                     GLENBOROUGH REALTY TRUST INCORPORATED
                              RETAIL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                     1st           2nd          3rd          4th          Year to
                                                   Quarter       Quarter      Quarter      Quarter          Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
Same Property
    Revenue                                     $  835,454    $  869,420   $  834,013   $  826,905    $ 3,365,792
  Operating expenses                               179,589       205,261      173,178      255,638        813,666
  NOI                                              655,865       664,159      660,835      571,267      2,552,126
  Growth from same period prior year                   N/A           N/A          N/A          N/A            N/A

Combined Total
    Revenue                                        835,454       869,420      834,013      826,905      3,365,792
  Operating expenses                               179,589       205,261      173,178      255,638        813,666
  NOI                                              655,865       664,159      660,835      571,267      2,552,126
  Growth from same period prior year                   N/A           N/A          N/A          N/A            N/A
Capital expenditures (excludes TI and CLC)              --        12,117       54,908           --         67,025
Weighted average leaseable square feet             284,638       284,638      284,638      284,638        284,638
Capital expenditures per leaseable sq. ft.              --          0.04         0.19           --           0.24

For the Period:                                                               1996
                                                     1st           2nd         3rd         4th         Year to
                                                   Quarter       Quarter     Quarter     Quarter        Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Same Property
    Revenue                                     $  826,483    $  831,779  $  826,781   $  852,769    $  3,337,812
  Operating expenses                               229,194       187,219     220,684      230,535         867,631
  NOI                                              597,289       644,560     606,097      622,235       2,470,181
  Growth from same period prior year                - 8.9%        - 3.0%      - 8.3%         8.9%          - 3.2%

Combined Total
    Revenue                                        826,483      831,779     853,905    1,233,853    $  3,746,020
  Operating expenses                               229,194       187,219    222,311      352,082         990,806
  NOI                                              597,289       644,560    631,594      881,771       2,755,214
  Growth from same period prior year                - 8.9%        - 3.0%     - 4.4%        54.4%(2)         8.0%
Capital expenditures (excludes TI and CLC)              --         9,832      2,265        8,365          20,462
Weighted average leaseable square feet             285,658       285,658    301,348      516,947         347,403
Capital expenditures per leaseable sq. ft.              --          0.03       0.01         0.02            0.06

(1)  Average base rents declined due to the purchase of the grocery store anchor at Westwood Plaza Shopping Center which has lower rents per square foot.
(2)  Reflects the purchase of the Auburn and Sonora Plaza Shopping Centers on October 17 and November 19, 1996.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                              RETAIL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                     1st           2nd          3rd          4th          Year to
                                                   Quarter       Quarter      Quarter      Quarter          Date
-----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                94.5%         95.6%        94.7%        95.3%          95.3%
Economic occupancy (at end of period)                93.8%         94.7%        94.4%        94.3%          94.3%
Average base rent per occupied sq. ft.               10.70         10.82        10.90        10.80          10.80
Increase from same period prior year                   N/A           N/A          N/A          N/A            N/A
Revenue per occupied square foot                     11.89         12.34        11.99        12.15          12.15
Increase from same period prior year                   N/A           N/A          N/A          N/A            N/A

For the Period:                                                               1996
                                                     1st           2nd         3rd         4th         Year to
                                                   Quarter       Quarter     Quarter     Quarter        Date
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                92.1%         92.1%      95.5%        97.2%           97.2%
Economic occupancy (at end of period)                96.2%         94.1%      92.1%        94.4%           94.4%
Average base rent per occupied sq. ft.               11.29         11.27      10.14         7.93             7.93
Increase from same period prior year                  5.5%          4.1%     - 7.0%(1)   - 26.6%(1)(2)    - 26.6%
Revenue per occupied square foot                     12.56         12.65      11.54         9.32             9.32
Increase from same period prior year                  5.7%          2.5%     - 3.8%(1)   - 23.3%(1)(2)    - 23.3%

-----------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                             1997          1998         1999         2000           2001
-----------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring                          302,316       418,368      632,940      456,336        594,540
Percent of Total Annual Rent                          5.7%          7.8%        11.8%         8.5%          11.1%
Square Footage Expiring                             25,889        55,488       59,201       40,175         70,423
Percent of Square Footage                             4.2%          9.1%         9.7%         6.6%          11.5%

---------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                           2002         2003         2004         2005         2006 &
                                                                                                      Thereafter
---------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring                           58,920       221,880      620,448      330,432      1,711,968
Percent of Total Annual Rent                          1.1%          4.1%        11.6%         6.2%          32.1%
Square Footage Expiring                              6,100        59,390      142,144       32,233        121,177
Percent of Square Footage                             1.0%          9.7%        23.2%         5.3%          19.7%

(1)  Average base rents declined due to the purchase of the grocery store anchor at Westwood Plaza Shopping Center which has lower rents per square foot.
(2)  Reflects the purchase of the Auburn and Sonora Plaza Shopping Centers on October 17 and November 19, 1996.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                     1st           2nd          3rd          4th        Year to
                                                   Quarter       Quarter      Quarter      Quarter         Date
----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------------------------------------------------------------------------------
Square footage leased                                8,736         4,650        2,682        2,250        18,318
Rental dollars                                      84,269        50,562       32,921       27,090       194,842
Average base rent per square foot                     9.65         10.87        12.27        12.04         10.64

Concessions                                          1,575         5,442       11,460        5,950        24,427
Concessions per square foot leased                    0.18          1.17         4.27         2.64          1.33

Tenant improvements (TI) committed                   8,721         8,800       16,738           --        34,259
TI committed per square foot leased                   1.00          1.89         6.24           --          1.87
TI spent                                                --         2,000       51,276           --        53,276

Capitalized leasing commissions (CLC)
  committed                                          1,900        12,930        6,864        6,750        28,444
CLC committed per square ft. leased                   0.22          2.78         2.56         3.00          1.55
CLC spent                                           14,137         8,083       10,900        3,780        36,900

CLC and TI committed per sq. ft. leased               1.22          4.67         8.80         3.00          3.42

For the Period:                                                                1996
                                                     1st           2nd          3rd          4th         Year to
                                                   Quarter       Quarter      Quarter      Quarter         Date
----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------------------------------------------------------------------------------
Square footage leased                                2,520         5,150        4,068        4,222        15,960
Rental dollars                                      26,438        58,835       50,596       46,557       182,426
Average base rent per square foot                    10.49         11.42        12.44        11.03         11.43

Concessions                                          1,020         5,538        9,358        2,137        18,053
Concessions per square foot leased                    0.40          1.08         2.30         0.51          1.13

Tenant improvements (TI) committed                      --         4,000        9,972        4,500        18,472
TI committed per square foot leased                     --          0.78         2.45         1.07          1.16
TI spent                                                --            --        4,213       12,023        16,236

Capitalized leasing commissions (CLC)
  committed                                             --         7,350       14,335        3,379        25,064
CLC committed per square ft. leased                     --          1.43         3.52         0.80          1.57
CLC spent                                            6,228         3,675       17,205        2,277        29,385

CLC and TI committed per sq. ft. leased                 --          2.20         5.98         1.87          2.73

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                     1st           2nd          3rd          4th        Year to
                                                   Quarter       Quarter      Quarter      Quarter         Date
------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------------
Square footage leased                                2,534         7,520        2,663        2,259        14,976
Rental dollars                                      24,969        84,568       34,037       21,658       165,232
Average base rent per square foot                     9.85         11.25        12.78         9.59         11.03
  Percent increase in effective rents from
  renewal                                              N/A           N/A          N/A          N/A           3.7%

Concessions                                             --            --           --        1,360         1,360
Concessions per square foot leased                      --            --           --         0.60          0.09

Tenant improvements (TI) committed                      --            --        7,000        3,210        10,210

TI committed per square foot leased                     --            --         2.63         1.42          0.68
TI spent                                                --         7,316           --           --         7,316

Capitalized leasing commissions (CLC)
  committed                                             --            --           --           --            --
CLC committed per square foot leased                    --            --           --           --            --
  CLC spent                                             --         1,000           --           --         1,000

CLC and TI committed per sq. ft. leased                 --            --         2.63         1.42          0.68

For the Period:                                                                1996
                                                     1st           2nd          3rd          4th         Year to
                                                   Quarter       Quarter      Quarter      Quarter         Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------
Square footage leased                                   --         3,300       12,338        1,400        17,038
Rental dollars                                          --        36,770      123,699       16,520       176,989
Average base rent per square foot                       --         11.14        10.03        11.80         10.39
  Percent increase in effective rents from
  renewal                                               --         11.0%      - 0.03%(1)      8.9%          4.3%

Concessions                                             --         1,922       10,000           --        11,922
Concessions per square foot leased                      --          0.58         0.81           --          0.70

Tenant improvements (TI) committed                      --        13,960       66,288           --        80,248

TI committed per square foot leased                     --          4.23         5.37           --          4.71
TI spent                                             3,210            --       20,000       14,656        37,866

Capitalized leasing commissions (CLC)
  committed                                             --            --           --           --            --
CLC committed per square foot leased                    --            --           --           --            --
  CLC spent                                             --            --           --           --            --

  CLC and TI committed per sq. ft. leased               --          4.23         5.37           --          4.71

(1)  Reflects moving expense concessions paid to relocate tenants to accommodate expansion of the grocery store anchor at Westwood Plaza Shopping Center.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                HOTEL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                    1st           2nd           3rd          4th         Year to
                                                   Quarter      Quarter       Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
Same Property
    Revenue (1)                                 $  953,426   $ 1,025,352   $  983,562   $  971,932   $ 3,934,272

  Operating expenses(2)                            391,425       451,269      412,546      462,807     1,718,047
  NOI                                              562,001       574,083      571,016      509,125     2,216,225
  Growth from same period prior year                   N/A           N/A          N/A          N/A           N/A

Combined Total
    Revenue                                        953,426     1,025,352      983,562      971,932     3,934,272

  Operating expenses                               391,425       451,269      412,546      462,807     1,718,047
  NOI                                              562,001       574,083      571,016      509,125     2,216,225
  Growth from same period prior year                   N/A           N/A          N/A          N/A           N/A

Capital expenditures                               160,561       168,218      106,013      210,783       645,575
Weighted average rooms owned                           499           499          499          499           499
Capital expenditures per room                          322           337          212          422         1,294

For the Period:                                                               1996
                                                    1st           2nd          3rd          4th         Year to
                                                  Quarter       Quarter      Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
    Revenue (1)                               $ 1,205,115   $ 1,091,190  $ 1,019,501  $ 1,066,654   $ 4,382,460

  Operating expenses(2)                           424,675       386,341      413,942      456,123     1,681,081
  NOI                                             780,440       704,849      605,559      610,531     2,701,379
  Growth from same period prior year                38.9%         22.8%         6.0%        19.9%         21.9%

Combined Total
    Revenue                                     1,205,115     1,091,190    1,071,501    1,144,654     4,512,460

  Operating expenses                              424,675       386,341      421,371      465,750     1,698,137
  NOI                                             780,440       704,849      650,130      678,904     2,814,323
  Growth from same period prior year                38.9%         22.8%        13.9%(3)     33.3%         27.0%

Capital expenditures                               18,558        98,551      137,496       21,355       275,960
Weighted average rooms owned                          499           499          540          561           513
Capital expenditures per room                          37           197          254           38           538

(1)  At December 31, 1995 revenue  includes  $2,184,734  of lease  payments from three hotels which GLB owns and leases  to GHG.  Revenue  also  includes $1,749,538 of operating revenue from one hotel. The Company holds a participating  first mortgage interest in this hotel and in accordance with GAAP, GLB accounts for the property as though it held fee title. At December 31, 1996 revenue  includes  $2,506,689 of lease payments from four hotels and $2,005,771 of operating revenue from one hotel.
(2)  Operating  expenses paid by lessor for the four leased hotels Include taxes and property insurance; all other expenses  paid by lessee.
(3)  Reflects the purchase of the Country Inn, San Antonio on August 1, 1996.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                HOTEL PORTFOLIO
                               December 31, 1996
For the Period:                                                                1995
                                                    1st           2nd           3rd          4th         Year to
                                                   Quarter      Quarter       Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
Total room revenue                               2,095,890     2,122,385    1,848,661    1,837,410     7,904,346
Physical occupancy                                   76.4%         76.4%        69.4%        69.4%         72.9%

Average daily rate per occupied room                $61.12        $61.17       $58.03       $57.63        $59.56
Increase from same period prior year                   N/A           N/A          N/A          N/A           N/A

Revenue per available room (REVPAR)                 $46.67        $46.74       $40.27       $40.02        $43.40
Increase from same period prior year                   N/A           N/A          N/A          N/A           N/A

For the Period:                                                               1996
                                                    1st           2nd          3rd          4th         Year to
                                                  Quarter       Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Total room revenue                              2,402,872     2,149,709    2,128,553    2,262,785     8,943,919
Physical occupancy                                  77.9%         73.2%        68.2%        69.2%         72.0%

Average daily rate per occupied room               $67.90        $64.68       $62.96       $63.35        $64.74
Increase from same period prior year                11.1%          5.7%         8.5%         9.9%          8.7%

Revenue per available room (REVPAR)                $52.92        $47.34       $42.94       $43.84        $46.58

Increase from same period prior year                13.4%          1.3%         6.6%         9.5%          7.3%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                               December 31, 1996
For the Period:                                                               1995
                                                     1st          2nd          3rd         4th         Year to
                                                   Quarter      Quarter      Quarter     Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
    Revenue                                      $ 193,031    $ 200,732    $ 197,120    $ 191,181    $ 782,064
  Operating expenses                               102,542      112,177      110,967      122,352      448,038
  NOI                                               90,489       88,555       86,153       68,829      334,026
  Growth from same period prior year                   N/A          N/A          N/A          N/A          N/A

Combined Total
         Revenue                                   193,031      200,732      197,120      191,181      782,064
         Operating expenses                        102,542      112,177      110,967      122,352      448,038
         NOI                                        90,489       88,555       86,153       68,829      334,026
         Growth from same period prior year            N/A          N/A          N/A          N/A          N/A

Capital expenditures                                19,650        2,559           --        2,006       24,215
Weighted average apartment units owned                 104          104          104          104          104
Capital expenditures per apartment unit                189           25           --           19          233

For the Period:                                                            1996
                                                  1st          2nd          3rd         4th         Year to
                                                Quarter      Quarter      Quarter     Quarter        Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Same Property
    Revenue                                 $    193,911   $   186,164   $  204,427   $  195,007   $   779,509
  Operating expenses                              91,312        95,593       79,276       73,766       339,947
  NOI                                            102,599        90,571      125,151      121,241       439,562
  Growth from same period prior year               13.4%          2.3%        45.3%        76.1%         31.6%

Combined Total
         Revenue                            $    193,911   $   186,164   $  204,427   $  934,263   $ 1,518,765
         Operating expenses                       91,312        95,593       79,276      334,519       600,700
         NOI                                     102,599        90,571      125,151      599,744       918,065
         Growth from same period prior year        13.4%          2.3%        45.3%       771.4%(1)     174.8%

Capital expenditures                              17,500        29,900        9,538        5,936        62,874
Weighted average apartment units owned               104           104          104          549           215
Capital expenditures per apartment unit              168           288           92           11           292

For the Period:                                                               1995
                                                     1st          2nd          3rd         4th         Year to
                                                   Quarter      Quarter      Quarter     Quarter        Date
----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                96.0%        94.0%        93.0%        93.0%        93.0%
Economic occupancy (at end of period)                91.7%        91.7%        91.4%        91.2%        91.2%

Average base rent per occupied unit                    639          645          648          639          639
Increase from same period prior year                   N/A          N/A          N/A          N/A          N/A

Apartment turnover rate                               8.7%        19.2%        13.5%        12.5%        53.8%

For the Period:                                                               1996
                                                   1st           2nd          3rd          4th         Year to
                                                 Quarter       Quarter      Quarter      Quarter         Date
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)              89.4%         96.2%        92.3%        94.7%         94.7%
Economic occupancy (at end of period)              88.8%         89.2%        94.9%        96.7%         96.7%

Average base rent per occupied unit                  654           656          660          576           576
Increase from same period prior year                2.3%          1.7%         1.9%        - 9.8%(1)    - 9.8%(1)

Apartment turnover rate                            15.0%          8.7%         9.6%         12.9%        46.2%

(1)  NOI for the same period increased and Average Effective Base Rent per occupied unit declined due to the acquisition of two Las Vegas apartment complexes.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                       RECONCILIATION OF PROPERTY INCOME
                               December 31, 1996
------------------------------------------------------------------------------------------------------------------------
                      OFFICE    INDUSTRIAL     RETAIL       HOTEL       MULTI-       PROPERTY     ELIMINATING     TOTAL
                                                                        FAMILY        TOTAL        ENTRIES(1)   REPORTED
------------------------------------------------------------------------------------------------------------------------
Revenue            1,989,660     1,359,367  1,233,853     1,144,654     934,263     6,661,797           --     6,661,797
Operating Expenses   818,709       234,216    352,082       465,750     334,519     2,205,276     (183,494)    2,021,782
NOI                1,170,951     1,125,151    881,771       678,904     599,744     4,456,521     (183,494)    4,640,015

(1)  Eliminating entry represents internal market level property management fees included in operating expenses to provide comparison to industry performance.

               COMBINED RETAIL, INDUSTRIAL AND OFFICE PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE         1997      1998        1999       2000       2001     2002     2003       2004     2005     2006 &
                                                                                                                         Thereafter
-----------------------------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring    3,836,520  3,034,296  2,621,436  1,747,092  2,011,800  130,980  365,880  3,282,876  779,016  2,061,120
Percent of Total Annual Rent     19.3%      15.3%      13.2%       8.8%      10.1%     0.7%     1.8%      16.5%     3.9%      10.4%

Square Footage expiring        506,590    318,404    292,492    175,913    193,980   10,495   67,738  1,401,858   57,483    187,486
Percent of Square Footage        15.8%      10.0%       9.1%       5.5%       6.0%     0.3%     2.1%      43.6%     1.8%       5.8%

CONTRIBUTION TO NOI
[GRAPHIC OMITTED]
(Graphic of pie chart by property type showing percentage contributed to NOI)

CONTRIBUTION TO REVENUE
[GRAPHIC OMITTED]
(Graphic of pie chart by property type showing percentage contributed to NOI)

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

                 TERM                                                         DEFINITION
--------------------------------------- --------------------------------------------------------------------------------------
Acquisitions                              The capitalized cost of properties acquired during the period indicated.
Associated Companies                      The REIT owns 100% of the non-voting preferred stock of three real estate companies:  Glenborough Corporation, Glenborough Inland
                                          Realty Corporation and Glenborough Hotel Group.
Average Base Rent Per                     Base rent charged to tenants divided by occupied square feet or number
Occupied Square Foot (Unit)               of units.  Rental revenue used is on an annual basis.
Capital Expenditures                      Recurring, non-revenue producing purchases of building improvements and equipment, excluding Tenant Improvements and Leasing
                                          Commissions.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                       Commissions paid for obtaining a lease which have been capitalized and
Commissions (CLC)                         are to be amortized over the lease term.
CLC Committed                             Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
CLC Spent                                 The portion of committed, capitalized leasing commissions which have been spent by the Company.
Combined Total                            All properties owned in the current year.
Concessions                               Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                   A group of partnerships for which one of the Associated Companies provides some or all of the following services:  asset management, property management, general partner services, development services.
Debt Coverage Ratio                       EBIDA divided by debt service.
Debt Service                              Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Dividend Payout Ratio                     The percentage of pro forma FFO or FAD that will be paid in dividends to the shareholders of Glenborough Realty Trust Incorporated.
Dividend Per Share                        The dividends to be paid to each shareholder of Glenborough Realty
                                          Trust Incorporated.
EBIDA                                     Earnings before interest, depreciation and amortization.
Economic Occupancy                        Gross potential rent divided by base rental revenue collected.
Effective Rents                           Annualized rents net of concessions.
FFO Multiplier                            Stock price per share divided by annualized year-to-date FFO per share.
FFO Per Share                             FFO divided by the weighted average shares outstanding during the period.
Funds Available For                       Funds Available for Distribution represents Funds from Operations plus
Distribution (FAD)                        amortization of deferred financing fees and recurring principal receipts from mortgage loans, less reserves for leasing commissions, capital expenditures (excluding property acquisitions) and debt principal amortization.
Funds From Operations (FFO)               Funds from Operations means income (loss) from operations before minority interests and extraordinary items plus depreciation and amortization and unrealized loss provisions plus an adjustment to reflect the Company's share of FFO of the Associated Companies.
Interest Coverage Ratio                   EBIDA divided by interest on debt.
Leasing Production                        Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Asset Value                           The net total of the Appraised Values of the properties plus the net value of the non-real estate assets and liabilities as of the date of the
                                          Consolidation.
Net Operating Income (NOI)                Revenues less Operating Expenses (as defined herein).
Operating Expenses                        Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization.  This amount does not include other income and expenses such as interest and gains or losses on sales of assets.
Percent Debt to Total Market              Total notes and mortgages payable divided by the sum of total notes and
Capitalization                            mortgages payable plus the total market value of all shares and units outstanding at the date of calculation.
Percent Increase in Effective             Percentage change in effective base rents from renewal as compared to
Rents From Renewal                        effective base rents as of the date indicated.
Physical Occupancy                        Total square feet (units) rented divided by net rentable square feet
                                          (units) on the date indicated.
Renewal or Re-Lease                       Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.
Rental Dollars (Leasing                   Total annualized revenues to be earned per year during the term of the
Production)                               lease from renewed or re-leased space before concessions, TIs and leasing commissions.
Same Property                             Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)                  A capital expense used to improve the physical space occupied by an existing or new (re-leasing) tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                              Tenant improvements which have been committed as a part of entering into a lease agreement.
TI Spent                                  The portion of committed tenant improvements which have been spent by the Company.
Total Market Capitalization               As of the date calculated, the sum of (a) the product obtained by multiplying the total fully converted number of shares of the Common
                                          Stock of the Company then outstanding, by the price per share; plus (b)
                                          the Company's Debt as set forth on the most recent financial statements.
Turnover Rate                             The percentage of multifamily units that became available for rent during the 12-month period ending on the date of this report.